U.S. GOLD CORP

U.S. focused gold exploration and development company advancing high potential projects in Nevada and Wyoming

Nasdaq : USAU

Autumn 2017



Forward Looking Statements

TERMS OF USE AND DISCLAIMER - This presentation is being provided for the sole purpose of providing the recipients with background information about

U.S. Gold Corp. ("U.S. Gold"). U.S. Gold Corp. has made reasonable efforts to ensure that the information contained in this presentation is accurate as of the date hereof, however, there may be inadvertent or unintentional errors. No representation, warranty or guarantee, express or implied, is made as to the fairness, accuracy, completeness or correctness of information contained in this presentation, including the accuracy, likelihood of achievement or reasonableness of any forecasts, prospects, results or statements in relation to future matters contained in this presentation. The views and information provided herein are based on a number of estimates and assumptions that are subject to significant exploration, business, economic, regulatory and competitive uncertainties. See "Forward Looking Statements" below. U.S. Gold Corp. is not liable to any recipient or third party for the use of or reliance on the information contained in this presentation. This presentation provides information in summary form only, is not intended to be complete and does not constitute an offer to sell or the solicitation of an offer to buy any security. It is not intended to be relied upon as advice to investors or potential investors and does not constitute a personal recommendation or take into account the investment objectives, financial situation or needs of any particular investor. U.S. Gold Corp is not acting as agent or advisor and encourages the use of independent consultants, as necessary, prior to entering into transactions.

FORWARD LOOKING STATEMENTS – Except for the statements of historical fact contained herein, the information presented constitutes "forward-looking statements" within the meaning of Canadian and United States securities and other laws. Often, but not always, forward-looking statements can be identified by the use of words such as "plans", "expects", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "aims", "anticipates", "will", "projects", or "believes" or variations (including negative variations) of such words and phrases, or statements that certain actions, events, results or conditions "may", "could", "would", "might" or "will" be taken, occur or be achieved. By their very nature, forward-looking statements are subject to numerous risks and uncertainties, some of which are beyond our control. Forward looking statements are based on the opinions and estimates of management at the date the statements are made, as well as a number of assumptions made by, and information currently available to, U.S. Gold Corp. concerning, among other things, anticipated geological formations, potential mineralization, future plans for exploration and/or development, potential future production, drilling exposure, and exploration budgets and timing of expenditures, all of which involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievement of U.S. Gold Corp. to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to vary materially from results anticipated by such forward looking statements include, among others, risks related to the Company's limited operating history, current and future exploration activities, the Company's need for significant additional capital, changes in government legislation, changes in ownership interest in a project, conclusions of economic evaluations, changes in project parameters as plans continue to be refined, future prices and volatility of gold, silver and other metals, environmental risks and hazards, infrastructure and/or operating costs, labor and employment matters, availability of financing, permitting availability, government regulation, changes in equity markets, the uncertainties involved in interpreting geological data, the validity of the Company's title to its properties, increases in costs and exchange rate fluctuations, the Company's dependence on key personnel, as well as those factors discussed in the sections "Cautionary Statement Regarding Forward Looking Statements", "Risk Factors" and elsewhere.

Although U.S. Gold Corp. has attempted to identify important factors that could cause actual results to differ materially, they're other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. U.S. Gold Corp. disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, other than as required by applicable law. Accordingly, readers should not place undue reliance on forward-looking statements of U.S. Gold Corp. should be considered highly speculative. The following is a description of U.S. Gold Corp.'s sampling methodology, chain of custody, quality control and quality assurance procedures applicable to the Company's drill results contained in this Presentation, save and except for historical results.

Cautionary Note to U.S. Investors Concerning Mineral Resources

We may use certain terms on this website, such as "measured," "indicated," or "inferred" mineral resources, which are defined in Canadian Institute of Metallurgy guidelines, the guidelines widely followed to comply with Canadian National Instrument 43-101-- Standards of Disclosure for Mineral Projects ("NI 43-101"). We advise U.S. investors that these terms are not recognized by the United States Securities and Exchange Commission (the "SEC"). The estimation of measured and indicated resources involves greater uncertainty as to their existence and economic feasibility than the estimation of proven and probable reserves under the SEC's disclosure rules. Under U.S. standards, mineralization may not be classified as a "reserve" unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. Mineral resources that are not mineral reserves do not have demonstrated economic viability. U.S. investors are cautioned not to assume that measured or indicated mineral resources will be converted into reserves. Inferred mineral resources have a high degree of uncertainty as to their existence and their economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource exists, or is economically or legally viable. Under Canadian rules, estimates of "inferred mineral resources" may not form the basis of feasibility studies, pre-feasibility studies or other economic studies, except in prescribed cases, such as in a preliminary economic assessment under certain circumstances. Disclosure of "contained ounces" in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute "reserves" by SEC standards as in place tonnage and grade without reference to unit measures.

U.S. Gold Corp. Overview

U.S. Gold Corp. Overview

Advancing high potential projects with the seasoned team to execute

Exploration Assets

Keystone / Gold Bar North - NV

- North Central NV located properties next to some of the biggest mines in North America
- District-scale opportunity with multiple and major gold deposit discovery characteristics
- Located on the prolific Cortez Gold Trend, one of the world's most highly-prospective mineral trends
  - 10 miles south of Barrick's Cortez Hills Mine Complex
- Projects identified and recently consolidated by Nevada exploration Geologist Dave Mathewson, a founder of Gold Standard Ventures who helped discover its Railroad project

Near Term Production Potential

Copper King Project – WY*

- Advanced Exploration and Development property
- Mining friendly location in the Silver Crown Mining District of southeast Wyoming
- Historic NI 43-101 Technical Report and Preliminary Economic Assessment (**PEA**) prepared by Mine Development Associates in 2012 shows the following resource:
  - 926,000 Measured and Indicated oz Au and 223mm lbs Cu
  - 174,000 Inferred oz Au, 62.5mm lbs Cu
  - $159.5 million Net Present Value (NPV) at $1,100/oz Au and $3.00/lb Cu

* The estimates contained in the paragraph above are not recognized by the United States Securities and Exchange Commission. See "Cautionary Note to U.S. Investors Concerning Mineral Resources – p3." Amounts shown reflect the estimated in situ resource and do not include adjustments for metal recoveries. The above resource estimate was prepared on behalf of a predecessor owner in 2012 and may not be consistent with an estimate prepared using current metals prices.



Keystone / Gold Bar North Overview

Keystone /GBN Location & Overview

- Keystone Gold District is located in "Nevada Elephant Country" within a large mining and processing infrastructure that includes numerous >20 million ounce gold deposits, and Nevada has produced a total of more than 245 million ounces of gold
- The project geology is an under-explored Tertiary (34.1+/-0.7 Ma) intrusive-centered, domed, permissive carbonate lower-plate window in heart of Nevada gold country
- Strong, widespread gold and pathfinder soil and rock geochemistry, especially arsenic and zinc, indicate a very large epithermal gold system is present
- Systematic modern-day, model-driven exploration has never been conducted on the property
- A district-wide, 2800 station, detailed gravity survey recently completed and interpreted



Carlin Trend
Independence - Eureka Trend
Rabbit Creek Trend
Sulfur-Lovelock-Austin Trend
Battle Mountain - Eureka Trend
WALKER LANE
Keystone Project
Gold Bar North Project
RENO
LAS VEGAS
Twin Creeks
Getchell
Midas
Preble
Lone Tree
Dee
Bootstrap
Blue Star
Genesis
Carlin
Gold Quarry
Meikle
Betze-Post
West Leeville
Jerritt Canyon
Burns Basin
Rain/Emigrant
Railroad
Pinion
Long Canyon
Mule Canyon
Battle Mtn Complex
McCoy/Cove
Pipeline
Horse Canyon
Cortez Hills/Gold rush
Tonkin Springs
Bald Mountain
Gold Pick/Storm
Alligator Ridge
Gold Bar
Ruby Hill Mine
Windfall
Lookout Mtn/ Ratto Canyon
Crowfoot-Lewis
Florida Canyon
Standard
Comstock
Denton-Rawhide
Santa Fe
Borealis
Northumberland
Round Mountain
Quito
Taylor
Atlanta
Goldfield
Bullfrog
Sterling
N
W
E
S
0 50 miles
0 80 Kilometers
US Gold Corp Projects
Major gold mines and deposits
Major Gold Trends in Nevada
DCM 3-20-2017

Keystone - Mathewson's Latest Exploration Target

- Dave Mathewson is a geologist-explorer with a 50 year career and 35 years of exploration experience in Nevada alone
- Notable discoveries made by Mathewson while Head of Newmont Nevada's Exploration team from 1989 through 2001 include:
  - Tess
  - Northwest Rain
  - Saddle and South Emigrant in the Rain mining district
- From 1999-2001, Mathewson-led team made important deposit extension discoveries at Newmont's Gold Quarry and Mike deposits
- Most recently Mathewson's team work at Gold Standard Ventures (GSV) led to the consolidation of the Railroad-Pinion district and the discoveries of the North Bullion, Sylvania, and Bald Mountain deposits



Keystone / GBN - Cortez Trend Locations

Prime Nevada Locations In The Heart Of The Famed Cortez Gold Trend

- The Keystone property position controls the entire district-scale opportunity and comprises approximately 20 square miles (>12,000 acres) of mining claims
- The NNW-trending Sr .706 line likely represents a major right-lateral crustal suture favorable for development and emplacement of a gold-bearing hydrothermal system and gold deposits
- The Keystone and Gold Bar North properties occurs along a strong north-northwest trending gravity and magnetics linear that also includes the Gold Bar deposit to the southeast
- The host rocks at Keystone include Devonian Horse Canyon and Wenban limestone formations, hosts to the Pipeline, Cortez, Cortez Hills, Red Hill, and Goldrush deposits to the north
- Similar to Barrick's deposits to the north, an evident orthogonally intersecting NNW and ENE structural pattern is expressed at Keystone and Gold Bar North



Tenabo
Pipeline
Gold Acres
South Pipeline
Windmill
Cortez
Cortez Hills
Pediment
Buckhorn
Horse Canyon
Red Hill
Gold Rush
ET Blue
east boundary Cortez Trend
Ordovician Margin
basin
shelf
west boundary Cortez Trend
Tolyabe
Sr 706 line
Silurian Margin
Devonian Margin
Keystone Project Area
Rooster
Tonkin
Gold Bar North Project Area
Gold Stone
Cabin Creek
Gold Ridge
Gold Pick
Gold Bar
N
W
E
S
Keystone and Gold Bar North Projects on the Cortez Trend (Battle Mtn-Eureka Trend)
0 scale in miles 6
0 scale in km 10
DCM 9-27-17

Keystone / GBN - Cortez Trend Locations


Pipeline Mine
Cortez Mine
Cortez Hills Mine
Pediment deposit
Horse Cyn Mine
Goldrush deposits
ET Blue deposit
East boundary of Cortez Gold Trend
Toiyabe Mine
Rooster deposit
Tonkin deposit
Keystone Property Horst & Intrusion w structural interp.
West boundary of Cortez Gold Trend
Gold Bar North
Gold Bar Mine
KEYSTONE PROPERTY USGS RTP AIRBORNE MAGNETICS NAD 27/UTM 11N
Kilometers 10
Miles 6.2
520000
530000
540000
550000
560000

U.S. GOLD CORP

Keystone Project in context of Airborne Magnetics and Cortez Gold Trend

DCM 10-05-2017


Gold Acres Mine
Pipeline Mine
Cortez Mine
Cortez Hills Mine
Pediment deposit
Horse Cyn Mine
Goldrush deposits
ET Blue deposit
East boundary of Cortez Gold Trend
Toiyabe Mine
Rooster deposit
Tonkin deposit
Keystone Property Horst & Intrusion w structural interp.
West boundary of Cortez Gold Trend
Gold Bar North Horst
Gold Stone Gold Ridge & Gold Pick Mines
Gold Bar Mine
Gold Bar Horst
Gold Bar South Horst
KEYSTONE PROPERTY USGS RESIDUAL GRAVITY NAD 27/UTM 11N
Kilometers 10
Miles 6.2
520000
530000
540000
550000
560000

U.S. GOLD CORP

Keystone Project in context of USGS Residual and detailed Project Gravity and Cortez Gold Trend

DCM 10-05-2017

Keystone Project Highlights

- Keystone Gold District's initial target is >1 million ounces of gold and Project potential is > 10 million ounces of gold
- High grade and thick intercepts of gold have been encountered in the generally very shallow historical drilling, examples:
  - K-5A 475-575' 100' 0.015 opt Au
  - WK-81-1 0-60' 60' 0.010 opt Au
  - WK-81-15 100-120' 20' 0.048 opt Au
  - WK-88-2 70-250' 180' 0.015 opt Au
  - WK-88-6 5-25' 20' 0.051 opt Au
  - 89-2/90-1 410-695 285' 0.016 opt Au
- Target depths at Keystone are indicated to be shallow to moderate depth
- Data strongly suggest large gold-bearing mineral system with potential for high quality Carlin type gold deposits exists


Keystone Project claims outline
Tertiary intrusive
lower-plate carbonates at surface
undifferentiated lower-plate and upper-plate clastic rocks
Gold Bar-Keystone magnetic and gravity anomaly corridor
Gold Bar North claims
Gold Bar deposit
N
S
E
W
SCALE 1:100000
US Gold Corp. Keystone Project, Cortez Gold Trend, Eureka Co., NV

Keystone 2016 Field Exploration Update

- Commenced digital organization and map representation program led by Joe Laravie
- Engaged Tom Chapin as Senior Consulting Geologist
  - Mapping geology of entire district in detail
- Completed property wide gravity survey in July, 2016
  - Led by Jim Wright of Wright Geophysics
  - Also, incorporated Nevada-Pacific IP survey data and Placer Dome 2004-05 CSAMT and gravity data
  - Results show similarity to Cortez district geology and the potential to host similar major gold deposits
  - New gravity data helped define 2016 drill targets
- Staked additional claims
  - 71 additional claims staked in August by Rangefront Geological Services in summer 2016
  - These additional claims staked were based upon the interpretations from the gravity survey
- Started permitting process for initial multiple 5 acre disturbance sites – commenced drilling end Oct, 2016


0
1.5
3
kilometers
Ta
U
D
U
D
D
U

Keystone 2016-17 Field Exploration Update

- Drill targets identified by summer 2016 field exploration program
- Initial targets selected by Dave Mathewson and Tom Chapin
- NOIs granted in October, 2016
  - Bond posted in October, 2016
  - Contracted with Titan Drilling and National Drilling
  - Roads and drill pads completed in summer 2016
  - 2 Core rigs deployed to Keystone
  - Drilling commenced end of October, 2016
  - Drilled 5 core holes in 2016
- Drilled last core hole – KEY17-01c in June, 2017
- All 2016 / 2017 core scout drill holes were for information purposes as deep core drilling has never been done in the history of Keystone
- Staked additional 102 claims in March, 2017
- 2017 exploration activities include an additional 3 hole drilling program targeted around KEY16-03c


N
S
E
W
Keystone Project
PROJECT AREA BOUNDARY
Tip-Top Target area
East-flank Target area
Sophia Target area
PROJECT AREA BOUNDARY
T24N, R48E
T23N, R48E
SCALE 1:48000
DCM 10-01-17

Keystone 2017 Drilling Stratigraphy

Figure 1-Stratigraphy cf the Cortez area (after Creel and Bradley, 2013)



Tertiary/Quaternary undifferentiated sediments and volcanic rocks
Horse Canyon Formation – calcareous thinly laminated siltstone and rhythmically interbedded calcareous siltstone/siliceous mudstone
Wenban Formation
Units 5 - 8: thinly laminated micrite to silty limestone with interbedded debris flow horizons and turbidites
Units 2 - 4: micrite with abundant debris-flow intervals
Intrusions of unknown age
Unit 1: basal debris flow horizon
Roberts Mountains Formation
Thinly laminated calcareous siltstone w/interbedded calcarenite, increasingly dolomitic towards base of the formation
Hanson Creek Formation
Upper and lower massive dolomite separated by middle bioturbated lime mudstone
Eureka Quartzite
Devonian
Silurian
Ordovician



KEYSTONE STRATIGRAPHIC SECTION
Tv
Dsl
Ov
Dhc
generally silicified at base
unit 8 (100ft)
unit 7 (60ft)
unit 6 (200ft)
unit 5 (200ft)
unit 4 (150ft)
unit 3 (320ft)
Dsrm
hornfels and marble
Tgd
DEVONIAN HOST ROCKS
known ore-host horizons in the Cortez-Pipeline area
Upper Plate Slaven and Valmy Formations
Devonian Horse Canyon Formation (Dhc)
Calcareous, thinly laminated siltstone and alternating bands of black argillite and wacke- mudstone
Devonian Wenban Formation (Dw)
Units 5-8: thinly laminated micrite to silty limestone with interbedded debris flows and turbidites
Units 3 &4: bioturbated micrite
Units 1&2: platey silty limestone and biopackstone
Devonian/Silurian Roberts Mountains Formation
Thinly laminated calcareous siltstone with interbedded calcarenite locally marbleized and hornfelsed in proximity to the Walti Pluton (34.1+/- mya)
EARLY 2017 DRILL HOLES with anomalous gold zones
Key17-01c
Key17-01rc
Key17-02rc
Key17-03rc
hornfels and skarn
U.S. GOLD CORP
KEYSTONE STRATIGRAPHIC SECTION AND EARLY 2017 DRILLING MINERALIZATION REPRESENTATION
DCM 10-3-17

Keystone 2017 Field Exploration Update

- USGC staked 122 new claims in September, 2017
- Newly staked area comprises 2400 acres – 3.75 square miles
- Keystone project now has **650 total claims**
  - Total area controlled approximately **20 square miles**
  - US Gold controls **100% of district**
- These new US Gold claims were staked on the basis of assessment of geophysical data and drilling data acquired and assessed by US Gold in 2016 and 2017
- The three vertical holes completed in summer 2017 provided new, important information regarding gold-bearing host stratigraphy and lithological information, and also important potential deposit model information
- US Gold drilled one more scout-type informational core hole in June, 2017
- An EA (Environmental Assessment) for the purpose of an expanded exploration program through an exploration POO (Plan of Operations) has commenced with the assistance and leadership of AMEC Foster/Wheeler



Keystone Project
NEVADA GOLD TRENDS
KEYSTONE PROJECT
0 50 MILES
0 80 KMs
N
W
E
S
PROJECT AREA BOUNDARY
Tip-Top Target area
East-flank Target area
Sophia Target area
650 CLAIMS TOTAL
areas recently staked
PROJECT AREA BOUNDARY
T24N, R48E
T23N, R48E
T24N R48 ½ E
T23 ½ N R49E
T23N, R49E
SCALE 1:48000
Miles
Kilometers
DCM 09-25-17

Gold Bar North Overview

- U.S. Gold Corp. acquired Gold Bar North (**GBN**) on June 30, 2017 from Dave Mathewson
- GBN is 49 unpatented lode mining claims
- Regional data show a clear linear gravity and magnetic connection of Gold Bar North to both Keystone and the Gold Bar horst which hosts the Gold Bar gold deposit to the south
- Apparent strong regional structural tie-in of GBN with Keystone to the North and the Gold Bar deposit to the South
- Gold Bar North represents a horsted, shallow target opportunity within permissive Devonian host rocks that correlate with the same permissive calcareous-siltstone Devonian Horse Canyon and limestone Wenban Formations that are exposed and are currently being drilled at Keystone
- U.S. Gold Corp. plans on advancing GBN in 2017 through:
  - Permitting
  - Advanced mapping and geophysics
  - Drill target identification
  - Drilling



Keystone Project claims outline
Ti
Tertiary intrusive
lower-plate carbonates at surface
undifferentiated lower-plate and upper-plate clastic rocks
Gold Bar-Keystone magnetic and gravity anomaly corridor
N
W
E
S
Gold Bar North claims
Gold Bar deposit
SCALE 1:100000
US Gold Corp. Keystone Project, Cortez Gold Trend, Eureka Co., NV
DCM 10-02-17

Keystone View from Barrick's Cortez Mine

Cortez Mine has proven reserves >11m oz of gold; expected to produce 1m oz in 2017


Keystone District
Grass Valley
Mt. Tenabo
Cortez Fault Scarp
Cortez Hills/Pediment Deposits
Cortez Deposits Corridor
Cortez Pits
Crescent Fault
VIEW LOOKING SOUTH-SOUTHEAST

Keystone / GBN Project Photos


Drilling at Keystone Tip Top target


Rocks on Keystone Property


Dave Mathewson on Keystone


Gold Bar North

Keystone / GBN Exploration Plans

- Continue exploration programs with team led and managed by Dave Mathewson
- Increase exploration and development of the projects building upon this program in 2018



Geophysical surveys
Additional claim staking
Identify initial drill targets
Drilling programs
2017
Work with local politicians for project support
Continued project advancement to prove up additional discoveries
2018



Copper King Project Overview

Copper King Project Overview



- Copper King is a development stage gold and copper project located in southeast Wyoming, 20 miles west of Cheyenne
- There has been extensive historical exploration of the Copper King Project. Since 1938, at least nine historic drilling campaigns by seven companies plus the U.S. Bureau of Mines have been conducted, with drilling by five different operators since 1970 confirming the mineralization
- Copper King's deposit is open in several directions, signifying additional exploration upside to its current gold resource
- The Copper King project is located entirely on state land, making for a more streamlined permitting process to put the project into future production

Copper King Project Location



Horse Creek Rd
124
211
Round Top Rd
Yellowstone Rd
E 4 Mile Rd
N College Dr
COPPER KING
32 km
219
CHEYENNE
210
222
180
212
Lincoln Hwy
225

Copper King Project Overview*

On August 24, 2012, Mine Development Associates (**MDA**) prepared an updated technical report and Preliminary Economic Assessment (**PEA**) for Strathmore Minerals Corp. showing the below metrics:

	Au Cutoff		Cu Cutoff							
Class	oz Au/ton	g Au/t	% Cu	tons	tonnes	oz Au/ton	g Au/t	oz Au	% Cu	lbs Cu
Measured	0.009	0.32	0.103	15,130,000	13,730,000	0.018	0.62	272,000	0.198	60,120,000
Indicated	0.009	0.30	0.111	44,620,000	40,480,000	0.014	0.48	654,000	0.182	162,880,000
	Au Cutoff		Cu Cutoff							
Class	oz Au/ton	g Au/t	% Cu	tons	tonnes	oz Au/ton	g Au/t	oz Au	% Cu	lbs Cu
Inferred	0.008	0.26	0.136	15,620,000	14,170,000	0.011	0.38	174,000	0.200	62,530,000

Summary of Copper King Pre-Tax Economic Results*	
	Base Case
Gold price (US$/ounce)	$1,100
Copper Price (US$/lb)	$3.00
Net Cash Flow	$273.7 million
Net Present Value (5.0% Discount rate)	$159.5 million
Internal Rate of Return	31.20%
CAPEX	$104.06 million
Payback	2.365 years
17 year projected mine life	~34,000 Au oz / year; 8,800,000 Cu lbs/yr

* Values for tons, tonnes, oz Au/ton, g Au/t, oz Au, %Cu, lbs Cu are from the 0.015 Au Eq/ton cutoff in the Mine Development Associates, 2012 (August 24), Technical Report on the Copper King Project, Laramie County, Wyoming: Report prepared for Strathmore Minerals Corp. by Mine Development Associates, 133 p. Resource estimates reflect an in situ resource. For further analysis of metal recoveries, see SGS Lakefield Research Ltd., 2009 (December 15), An Investigation into the Recovery of Copper and Gold from Samples of the Copper King Deposit: Report prepared for Saratoga Gold Company by SGS Lakefield Ltd., 234 p. (Results of three locked cycle tests suggest that a concentrate with 26% Cu can be produced, resulting in an approximate Cu recovery of 77%; Au grade in the concentrate resulted in an 89.7 g/t Au with a recovery of 68%).

The estimates contained in the table above are not recognized by the United States Securities and Exchange Commission. See "Cautionary Note to U.S. Investors Concerning Mineral Resources – p3." Amounts shown reflect the estimated in situ resource and do not include adjustments for metal recoveries. The above resource estimate was prepared on behalf of a predecessor owner in 2012 and may not be consistent with an estimate prepared using current metals prices

Copper King Project Pathway



- U.S. Gold Corp has assembled the team to continue expanding upon Copper King's current gold and copper resource while advancing the project into production
- Catalysts along the path to production that should lead to a valuation re-rating include:
  - Updating the completed PEA to adjust for current cost inputs, higher gold prices and lower copper prices
  - Continued exploration and delineation of the resource. Existing data suggests additional exploration upside for the resource
  - Advancing the project through a Pre-Feasibility Study
  - Enacting a permitting strategy with the state of Wyoming
- U.S. Gold Corp plans to continue exploration, deposit delineation, resource expansion, environmental studies, metallurgical test work, and mine plan development
- U.S. Gold Corp will simultaneously invest the time, effort, and expense necessary to develop effective community and government relations programs to minimize any future social challenges

Copper King Project Development Plan

- Advance the project through a Pre-Feasibility Study and permitting strategy
- Continue to expand upon the current gold and copper resource

2017

- Update PEA for current cost inputs
- Assemble top technical team to advance project
- Initiate permitting strategy

2018

- Work with local politicians for project support
- Move project to Pre-Feasibility Study
- Continued project advancement

Copper King Leases and Deposit Outline

Claims consists of 2 State leases with a total area of 1,120 acres



Crystal Lake Reservoir
#0-04058 : 160 Ac NE ¼ Sec 25
and 320 Ac So ½, Sec 25
0-40828 : 640 Ac, all Sec 36
Ferguson Ranch access easement
26
25
30
Copper King Deposit
36
31
South
Crow
South Crow Creek Reservoir
1
6

Copper King Project Drill-Hole Map

120 Drill-Holes totaling 18,105m occur within Copper King deposit



mineralized area
MINE DEVELOPMENT ASSOCIATES
Strathmore Minerals Corp.
Copper King Property
Drill Hole Map

Copper King Exploration Potential

Exploration Geologists believe a second deposit of similar magnitude might exist on the property



TO CHEYENNE (~24 MILES)
INTERPRETED GEOLOGIC STRUCTURE, DASHED WHERE HIDDEN
SURVEYED ACCESS ROAD (SURVEYED TWICE USING SAME METHOD)
OUTLINE OF MINERALIZED AREA
U.S. GOLD PROJECT BOUNDARY (DK GRN)
ORENOGO MINE (HISTORIC)
COPPER KING MINE SHAFT (HISTORIC)
MAGNETIC ANAMOLY "FAULTED EAST" (GREEN)
LONDON MINE (HISTORIC)
MAGNETIC ANAMOLY "THE FISH" (BABY BLUE)
LOUISE MINE (HISTORIC)
SURVEYED ROAD ONTO EXPLORATION TARGET
U.S. GOLD CORP
COPPER KING PROJECT Geophysical Anomalies Exploration Potential

Copper King Geology and Mineralization





- Copper King is a disseminated and stockwork gold-copper deposit in Proterozoic intrusive rock located on the east flank of the Laramie Range
- Mineralization occurs in granodiorite, quartz monzonite, and thin mafic dikes
- Alteration includes a central zone of silicification, grading outward to a narrow potassic zone, surrounded by propylitic alteration
- A central core of higher-grade vein – stockwork hosted mineralization is surrounded by lower-grade disseminated mineralization
- Surface mineralization includes disseminated sulfides (mainly chalcopyrite), native copper and stockwork-hosted malachite and chrysocolla
- Deeper mineralization includes chalcopyrite, pyrite, minor bornite, primary cholcacite, pyrrhotite, and native copper
- Gold occurs as **free gold**

Corporate Overview



Corporate Overview

- U.S. Gold Corp. completed an $11.92 million equity offering in October, 2016
  - All common stock priced at $2.64 per share
- Public merger closed on 23 May, 2017. Stock currently listed on NASDAQ with new symbol USAU
- U.S. Gold Corp. completed a $2.5 million equity offering in October, 2017
  - All common stock priced at $1.80 per share

USAU Cap Table - October 18, 2017

	Common Stock Equivalent	Warrants / Options*	Percentage
Shares Outstanding in USAU			
Series C Preferred	450,018		3.09%
Common	14,106,577	717,232	96.91%
Total	**14,556,595**	**717,232**	**100.00%**

*USAU warrants /options / convertible debt outstanding are as follow:

33,415 Dataram legacy warrants with strikes from $30 to $187 expire between 01 Feb 2018 and 14 July 2019

231,458 options with a $3.60 strike expire on 26 May 2021

452,359 broker warrants with a $2.64 strike expire on 31 October 2021

U.S. Gold Corp. Team



Management Team

Edward Karr President & CEO	Edward Karr is the founder of several investment management and investment banking firms based in Geneva, Switzerland and has been active in the natural resource industry for years. Mr. Karr was a Founder and currently serves on the Board of Directors of Pershing Gold Corp. In 2004, Futures Magazine named Mr. Karr as one of the world's Top Traders. He is a past contributor to CNBC and has been quoted in numerous financial publications. Mr. Karr worked for Prudential Securities in the United States and has been in the financial services industry for over twenty years.
Luke Norman Co-Founder, & Corp Dev	Luke Norman is a seasoned growth executive with over 15 years of experience in the venture capital markets. He has been responsible for the direct capital raises in excess of $300M. Mr. Norman began his capital markets career at Ord O'Connor Grieve, New Zealand then worked for 4 years with Canaccord Capital Corp before moving on to the private investment industry. In recent years, Mr. Norman has operated a consultancy company to the metals and mining industry. He co-founded Gold Standard Ventures Corp., a TSX-V and NYSE Market listed gold exploration company. Additionally, Mr. Norman co-founded and was formerly a director of Stratton Resources Inc.
Dave Mathewson Head of Nevada Exploration	Dave Mathewson is a geologist-explorer with 35 years of exploration experience in Nevada alone. Notable discoveries made while Head of Newmont Nevada's Exploration team from 1989 through 2001 include: Tess, Northwest Rain, Saddle and South Emigrant in the Rain mining district. From 1999-2001 Mathewson-led team made important deposit extension discoveries at Newmont's Gold Quarry and Mike deposits. Most recently his work at Gold Standard Ventures led to the consolidation of the Railroad-Pinion district and the North Bullion & Bald Mountain discoveries.
David Rector Chief Operating Officer, Secretary, Principal Financial Officer	Since 1985, Mr. Rector has been the Principal of The David Stephen Group, which provides enterprise consulting services to emerging and developing companies in a variety of industries. From November 2012 through January 2014, Mr. Rector served as the CEO and President of Valor Gold. From February 2012 through January 2013, Mr. Rector served as the VP Finance & Administration of Pershing Gold Corp.
Neil Whitmer Operations Manager	Neil Whitmer joined U.S Gold Corp. in September of 2016, where he advises on operational and regulatory matters relating to acquisition, due diligence, title review, permitting, and maintenance of mineral and surface rights required to support exploration. Prior to joining U.S. Gold Corp., Mr. Whitmer served as the Manager of Land, Legal, and Environmental Affairs at Gold Standard Ventures. He is experienced in land acquisition and lease agreements, as well as permitting projects on public and private property with state and federal agencies. He also enjoys going to the field and hitting the outcrops when time allows. Mr. Whitmer practiced law in Colorado for four years before moving to Nevada. He acquired a Bachelor of Science degree in geology from Indiana University in 2002 and a Master of Science degree in geology from the University of Tennessee in 2005. He earned his Juris Doctorate from Michigan State University College of Law in 2008. Mr. Whitmer is admitted to practice law in Colorado and Nevada.

Technical Advisory Team

Tom Chapin Senior Consulting Geologist	Tom Chapin is a Senior Consulting Geologist. Tom has had a successful 14 year career with Barrick Gold Corporation, where he has worked since 2002. At Barrick, Tom was the Senior Geologist at the Cortez Gold Mine. Tom brings his wealth of skills and particular knowledge of Cortez Trend geology to US Gold Corp. Tom is working closely with Dave Mathewson to map in detail the geology of the Keystone district, with a goal to target specific exploration drill targets.
Jim Wright Geophysical Advisor	Mr. Wright has a B.S. degree (Honors) in Geophysics from the University of Arizona (1973) and a M.Sc. in geophysics from Stanford (1975). He has over 40 years of varied experience applying geophysical techniques to exploration for a wide variety of commodities including gold, uranium, base metals, coal, lithium and potash. His career started with Phelps Dodge Corporation and continued with St. Joe Minerals, Sulpetro Minerals, Novamin Resources, Breakwater Resources and Newmont Mining Corp. Interspersed with the corporate assignments were sixteen years as a consultant, a position he holds today.
Joe Laravie Digital Mapping Specialist	Joe Laravie is an Exploration Geologist and Data-Technician. Joe has a strong background and successful exploration career with Santa Fe Pacific Gold Corp., Newmont Mining and Gold Standard Ventures. Joe is digitizing all of the previous historical geological data available for the Keystone district and is building a Keystone exploration database to assist with overall knowledge of the project geology and help define future drill targets.
Brion Theriault Contract Geologist	Brion Theriault is a geologist with +20 years experience in gold and silver exploration, development and production. Background in Carlin-type, epithermal, skarn, and orogenic vein deposits. Substantial experience in Nevada on Carlin, Battle Mountain-Eureka, and Independence Trends, as well as Walker Lane. Supervisory experience. Certified Professional Geologist, Qualified Person, Professional Geologist (Utah), Licensed Geologist (Washington).

Board of Directors

Edward M. Karr Chairman	See bio in Management Team
Timothy M. Janke Director Chair of Technical Com.	Tim Janke is the Chief Operating Officer of Pershing Gold Corporation. Janke is a seasoned mining professional with over four decades experience in mining engineering and operations and a proven track record in leading teams to succeed in mine startups. He was formerly COO for AuEx Ventures, Inc. where he was responsible for operations planning and development of the Long Canyon Project. His extensive Nevada operational experience includes holding the position of General Manager at the Marigold, Florida Canyon, Ruby Hill, and Pinson mines as well as Special Projects Engineer at the Round Mountain Mine. Through his extensive work history Janke and his teams have received multiple awards and accolades including the world's first International Cyanide Code Certification, Nevada Mining Association safety awards in 2001 and 2007 and State of Nevada Excellence in Mine Reclamation awards in 2000 and 2007. While managing the operation of the Pinson Mine in Winnemucca, NV he eliminated over half of the $12 million closure reclamation liability while operating without a lost-time accident ('LTA'). While at the Ruby Hill Mine he led his team to three consecutive annual records for gold production and reduced cash costs. During his time at Marigold his team made processing improvements resulting in a 4% increase in gold recoveries and his workforce achieved two and a half years without any LTAs. Janke holds a Bachelor of Science in Mining Engineering from the Mackay School of Mines. He served as a Director on the boards of Strathmore Minerals Corp. and the Nevada Mining Association and is currently a Director on the board of Renaissance Gold, Inc.
James Dale Davidson Director Chair of Comp Com. Chair of Nominating Com.	James Davidson has been a member of S.A.C.S. OF Beaverton LLC since 2015, Founding Director of Vamos Holdings since 2012, Director of Solar Avenir since 2016, Founding Director of Telometrix since 2016, and Founding Managing Member of Goldrock Resources, LLC since 2016. Mr. Davidson first became active in the mining business after his forecast of the collapse of the Soviet Union was bore out. After several small successes, Davidson teamed with Richard Moores in 1996 to launch Anatolia Minerals with an initial capital of $800,000. At its peak, the company attained a market cap of $3.5 billion. Davidson, a graduate of Oxford University, has had a successful career as a serial entrepreneur. He is the author of *Blood in the Streets: Investment Profits in a World Gone Mad, The Great Reckoning: Protect Yourself in the Coming Depression* and *The Sovereign Individual (all with Lord William Rees-Mogg)* and *Brazil is the New America, The Age of Deception*, and *The Breaking Point.*
John N. Braca Director Chair of Audit Committee	John Braca is a financial executive with a strong track record in accounting, audit committee, portfolio management, venture capital fundraising, as well as financial and operational management. He has served as a Director and board observer for development companies over the course of his career. Mr. Braca has also served as an active member of both Audit and Compensation Committees for both public and private companies and has led several of the public companies as the Chairman of the Audit Committee. Mr. Braca has been a Director of Sevion Therapeutics since October 2003. Since April 2013, Mr. Braca has been the President and sole proprietor of JNB Consulting, which provides strategic business development counsel to high growth companies. From August 2010 through April 2013, Mr. Braca had been the executive director controller for Iroko Pharmaceuticals. From May 2005 through March 2006, Mr. Braca was also consultant and advisor to GlaxoSmithKline management in their research operations. From 1997 to April 2005, Mr. Braca was a general partner and director of business investments for S.R. One, Limited, the venture capital subsidiary of GlaxoSmithKline. Mr. Braca is a licensed Certified Public Accountant (CPA) in the state of Pennsylvania and is affiliated with the American Institute of Certified Public Accountants and the Pennsylvania Institute of Certified Public Accountants. Mr. Braca received a Bachelor of Science in Accounting from Villanova University and a Master of Business Administration in Marketing from Saint Joseph's University.

Conclusion

DEVELOPMENT PACKAGE

Exciting combination of a later stage development asset and exploration blue sky potential

PROVEN TEAM

Top quality management and advisory team with pedigrees of developing renowned gold projects

U.S. COMPANY

U.S. Gold Corp. is a US based company, listed on a major US Exchange – NASDAQ, with US based properties

HIGH UPSIDE

Large growth potential for the current resource and valuation upside based on market comps

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Contacts

Edward Karr
President & CEO
ir@usgoldcorp.gold
www.usgoldcorp.gold

U.S. Gold Corp.
Suite 102, Box 604
1910 Idaho St
Elko, NV 89801
+1 800 557 4550

U.S. GOLD CORP

Nasdaq : USAU